SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2004

Alcan Inc.
(Exact name of Registrant as specified in its charter)

Canada
(State or other jurisdiction of incorporation)

1-3677	Inapplicable
Commission File Number	(I.R.S. Employer Identification No.)

1188 Sherbrooke Street West, Montreal, Quebec, Canada H3A 3G2
(Address of principal executive offices, including postal code)

(514) 848-8000 (Registrant's telephone number, including area code)

Item 5. Other Events

On May 18, 2004, Alcan Inc. issued a press release announcing the proposed creation of an aluminum rolled products company, attached hereto as Exhibit 99, which is incorporated herein by reference.

Exhibits :

99. Press release of Alcan Inc., dated May 18, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ALCAN INC.

BY:	/s/ Roy Millington
Roy Millington
Corporate Secretary

Date: May 18, 2004

EXHIBIT INDEX
Exhibit Number	Description

(99)	Press release of Alcan Inc. dated May 18, 2004.